SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Cliffs Natural Resources Inc.

(Name of Registrant as Specified In Its Charter)

Casablanca Capital LP

Donald G. Drapkin

Douglas Taylor

Robert P. Fisher, Jr.

Celso Lourenco Goncalves

Joseph Rutkowski

James S. Sawyer

Gabriel Stoliar

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

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3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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CLIFFS NATURAL RESOURCES INC.

__________________________

SUPPLEMENT TO PROXY STATEMENT

OF

CASABLANCA CAPITAL LP

_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED GOLD PROXY CARD TODAY

The following supplements the definitive proxy statement dated June 12, 2014 (the "Proxy Statement") filed on Schedule 14A by Casablanca Capital LP ("Casablanca Capital"), Donald G. Drapkin ("Mr. Drapkin") and Douglas Taylor ("Mr. Taylor" and together with Casablanca Capital and Mr. Drapkin, collectively, "Casablanca") and its nominees named therein in connection with the solicitation of proxies (the "Proxy Solicitation") from the stockholders of Cliffs Natural Resources Inc. ("Cliffs" or the "Company"). The Proxy Statement was mailed to Cliff's stockholders on or about June 13, 2014 in connection with the annual meeting of the Company's stockholders to be held on July 29, 2014 (the "Annual Meeting").

Except as described in this document, the information provided in the Proxy Statement continues to apply and this supplement should be read in conjunction with the Proxy Statement. To the extent the following information differs from, updates or conflicts with information contained in the Proxy Statement, the supplemental information below is more current. If you need another copy of the Proxy Statement, please contact Okapi Partners LLC ("Okapi"), the proxy solicitor assisting us in connection with the Annual Meeting. To contact Okapi, stockholders may call (212) 297-0720 or call toll-free at (877) 274-8654.

Supplemental Disclosures

As of June 30, 2014, Casablanca, together with the other Participants in this Proxy Solicitation, beneficially owned 7,992,520 shares of common stock, par value $0.125 per share, of Cliffs (the "Common Stock"), including 77,000 shares of Common Stock beneficially owned by Celso Lourenco Goncalves ("Mr. Goncalves") and 8,000 shares of Common Stock beneficially owned by Joseph Rutkowski ("Mr. Rutkowski"), which represents an aggregate of approximately 5.2% of the outstanding Common Stock.

On June 26, 2014, Casablanca Capital announced that Patrice E. Merrin, for good cause, would no longer stand for election to the board of directors of Cliffs (the "Board") at the Annual Meeting in connection with her accepting a position on the board of directors of Glencore plc, a competitor of the Company. As a result, all references to Patrice E. Merrin or Ms. Merrin in the Proxy Statement should be deemed to be replaced with James S. Sawyer or Mr. Sawyer, respectively and, accordingly, we continue to seek, pursuant to Proposal 1, to elect Casablanca's slate of six director nominees, Robert P. Fisher, Jr., Celso Lourenco Goncalves, Joseph Rutkowski, James S. Sawyer, Gabriel Stoliar and Douglas Taylor (the "Nominees" and together with Casablanca, the "Participants"), to serve as directors on the Board until the 2015 annual meeting of stockholders and until their respective successors are duly elected and qualified.

The disclosure regarding Ms. Merrin's business address, age and principal occupation for the past five years and directorships set forth in the section of the Proxy Statement entitled "PROPOSAL 1 – ELECTION OF DIRECTORS" should be deemed removed. The portion of such section set forth below supersedes and replaces the information regarding Ms. Merrin contained in such section on pages 10 and 11 of the Proxy Statement.

Portions of the sections of the Proxy Statement entitled "INFORMATION ON THE PARTICIPANTS" and "VOTING AND PROXY PROCEDURES" are set forth below and supersede and replace the prior information contained in such sections on pages 4 and 21-22, respectively, of the Proxy Statement. The information regarding transactions effected during the past two years by Ms. Merrin with respect to the securities of Cliffs should be deemed removed from Annex I of the Proxy Statement.

In addition, an updated GOLD proxy card is enclosed, reflecting the removal of Ms. Merrin from, and the addition of Mr. Sawyer to, our slate of nominees for election at the Annual Meeting. We urge you to sign, date and return the GOLD proxy card, even if you have already submitted the original version of the GOLD proxy card. If you have already submitted the original version of the GOLD proxy card and do not submit an updated GOLD proxy card, Casablanca's representatives named therein will vote your shares of Common Stock and/or and Depositary Shares as indicated on the proxy card that you submitted, consistent with prior disclosure. However, because Ms. Merrin withdrew from consideration as a nominee on our slate and Mr. Sawyer was added as a substitute nominee to replace Ms. Merrin on our slate, Casablanca's representatives will vote in the manner indicated on the proxy card submitted with respect to the nominees listed on the updated GOLD proxy card; accordingly, each vote cast for Ms. Merrin on the original version of the GOLD proxy card shall be voted for Mr. Sawyer. If you have already sent the original version of the GOLD proxy card, you may revoke that proxy and vote on the updated proxy card by signing, dating and returning the enclosed GOLD proxy card. The latest dated proxy is the only one that counts.

INFORMATION ON THE PARTICIPANTS

As of the date of this filing, the Participants may be deemed to beneficially own, in the aggregate, 7,992,520 shares of Common Stock, constituting approximately 5.2% of the Company's outstanding Common Stock. Of the 7,992,520 shares of Common Stock owned in the aggregate by the Participants, such shares of Common Stock may be deemed to be beneficially owned (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934 (the "Exchange Act")) as follows: (a) 1,000 shares of Common Stock may be deemed to be beneficially owned by Mr. Drapkin in record name; (b) 7,906,520 shares of Common Stock may be deemed to be beneficially owned by Casablanca Capital by virtue of investment management agreements with a separate managed account; (c) 7,907,520 shares of Common Stock (including the 1,000 shares of Common Stock held by Mr. Drapkin in record name) may be deemed to be beneficially owned by Mr. Drapkin by virtue of his direct ownership and his direct and indirect control of Casablanca Capital; (d) 7,906,520 shares of Common Stock may be deemed to be beneficially owned by Mr. Taylor by virtue of his direct and indirect control of Casablanca Capital; (e) 77,000 shares of Common Stock may be deemed to be beneficially owned by Mr. Goncalves; and (f) 8,000 shares of Common Stock may be deemed to be beneficially owned by Mr. Rutkowski.

Casablanca, Mr. Goncalves and Mr. Rutkowski may be deemed to have formed a "group," within the meaning of Section 13(d)(3) of the Exchange Act. Collectively, the group (and each member thereof) may be deemed to have beneficial ownership of a combined 7,992,520 shares of Common Stock, constituting approximately 5.2% of the Company's outstanding shares of Common Stock. Casablanca disclaims beneficial ownership of any shares of Common Stock beneficially owned by each of Mr. Goncalves and Mr. Rutkowski.  Casablanca Capital and Mr. Taylor disclaim beneficial ownership of any shares of Common Stock owned by Mr. Drapkin in record name. Mr. Goncalves and Mr. Rutkowski each disclaim beneficial ownership of any shares of Common Stock beneficially owned by any other Participant.

PROPOSAL 1 – ELECTION OF DIRECTORS

Name and Business Address	Age	Principal Occupation For Past Five Years and Directorships

James S. Sawyer 19 Shoal Point Lane Riverside, CT 06878	57	From 2000 until his retirement in December 2013, Mr. Sawyer served as the Chief Financial Officer of Praxair Inc., the largest industrial gases company in North and South America; he was also named as Executive Vice President of Praxair Inc. in November 2006. Mr. Sawyer served as an advisor to Praxair Inc. from December 2013 until March 2014.

		Since February 2006, Mr. Sawyer has served as a director of Aspen Aerogels, Inc., an energy technology company producing aerogel insulation. He is also currently a member of The Conference Board's Chief Financial Officers Council and the Financial Executives Institute. Mr. Sawyer was named Senior Financial Officer of the year by Chemical Week magazine in 2003, received the Institutional Investor Chief Financial Officer of the Year award in 2004, and was listed as one of the 25 best Chief Financial Officers of 2012 by the Wall Street Journal. Mr. Sawyer holds an undergraduate degree from Wesleyan University and a master’s degree from the Sloan School of Management at the Massachusetts Institute of Technology.

		Mr. Sawyer's qualifications include his extensive experience as a chief financial officer and director of a company in the energy industry as well as significant experience in financial management roles for multi-national companies.

VOTING AND PROXY PROCEDURES

The enclosed GOLD proxy card has been updated to reflect the removal of Ms. Merrin from, and the addition of Mr. Sawyer to, our slate of nominees for election at the Annual Meeting. We urge you to sign, date and return the GOLD proxy card, even if you have already submitted the original version of the GOLD proxy card. If you have already submitted the original version of the GOLD proxy card and do not submit an updated GOLD proxy card, Casablanca's representatives named therein will vote your shares of Common Stock as indicated on the proxy card that you submitted, consistent with prior disclosure. However, because Ms. Merrin withdrew from consideration as a nominee on our slate and Mr. Sawyer was added as a substitute nominee to replace Ms. Merrin on our slate, Casablanca's representatives will vote in the manner indicated on the proxy card submitted with respect to the nominees listed on the updated GOLD proxy card; accordingly, each vote cast for Ms. Merrin on the original version of the GOLD proxy card shall be voted for Mr. Sawyer. If you have already sent the original version of the GOLD proxy card, you may revoke that proxy and vote on the updated proxy card by signing, dating and returning the enclosed GOLD proxy card. The latest dated proxy is the only one that counts.

[FORM OF PROXY CARD]

PROXY OF SHAREHOLDERS OF CLIFFS NATURAL RESOURCES INC. (THE "COMPANY") IN CONNECTION WITH THE COMPANY'S 2014 ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY SOLICITATION IS BEING MADE BY Casablanca Capital LP, Donald G. Drapkin and Douglas Taylor (collectively, "Casablanca"), Robert P. Fisher, Jr., CELSO LOURENCO GONCALVES, JOSEPH RUTKOWSKI, JAMES S. SAWYER AND GABRIEL STOLIAR (COLLECTIVELY, THE "NOMINEES").

THIS SOLICITATION IS NOT ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned appoints David Rosewater, Bruce Goldfarb and Douglas Taylor and each of them, attorneys and agents with full power of substitution to vote all shares of common stock, par value $0.125 per share (the "Common Stock"), and/or all depositary shares, each of which represents 1/40th of a share of the 7.00% Series A Mandatory Convertible Preferred Stock, Class A, no par value (the "Depositary Shares"), of the Company, which the undersigned would be entitled to vote if personally present at the 2014 annual meeting of shareholders of the Company (including at any adjournments or postponements thereof and at any meeting called in lieu thereof, the "Annual Meeting").

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of Common Stock and/or each Depositary Share of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof.  If properly executed, this proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to Casablanca a reasonable time before this solicitation. Shareholders have the right to vote cumulatively in Proposal 1 and, unless you provide instructions to the contrary in the space provided below, this proxy shall grant discretionary authority to the individuals named herein as proxy holders to vote cumulatively in favor of one or more of the Nominees, at the proxy holders' sole discretion, in order to elect as many of the Nominees as possible.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED "FOR ALL NOMINEES" PURSUANT TO PROPOSAL 1, "AGAINST" PROPOSALS 2, 3 and 4 AND "FOR" PROPOSAL 5.

This proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting.

1.	THE ELECTION OF ROBERT P. FISHER, JR., CELSO LOURENCO GONCALVES, JOSEPH RUTKOWSKI, JAMES S. SAWYER, GABRIEL STOLIAR AND DOUGLAS TAYLOR.

☐	☐	☐
For All Nominees	Withhold Authority to Vote for all Nominees	For all Nominees Except

INSTRUCTIONS: IF YOU DO NOT WISH YOUR SHARES OF COMMON STOCK AND/OR DEPOSITARY SHARES TO BE VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "FOR ALL NOMINEES EXCEPT" BOX AND WRITE THE NAME(S) OF THE NOMINEE(S) YOU DO NOT SUPPORT ON THE LINE BELOW. YOUR SHARES OF COMMON STOCK AND/OR DEPOSITARY SHARES WILL BE VOTED FOR THE REMAINING NOMINEE(S).

_____________________________________________________________________________________________

Unless you specify different directions with respect to cumulative voting (which directions may include withholding authority to cumulate votes with respect to one or more Nominees) and mark the corresponding box below, this proxy authorizes the herein named attorneys and proxies, their substitutes, or any of them to cumulate votes that the undersigned is entitled to cast at the Annual Meeting at the discretion of the proxy holders. Accordingly, unless otherwise instructed in accordance with the foregoing, the shares represented by this proxy will be voted cumulatively in favor of the Nominees listed above, at the proxy holders' sole discretion, in order to elect as many of the Nominees listed above as possible. The shares represented by this proxy will not be cumulated with respect to any Nominee for whom the authority to vote has been withheld.

[ ] To specify different directions with respect to cumulative voting, mark the adjacent box and write your instructions in the space provided below under "CUMULATIVE VOTING INSTRUCTIONS."

2.	TO VOTE ON THE COMPANY'S PROPOSAL TO APPROVE THE 2014 NONEMPLOYEE DIRECTORS' COMPENSATION PLAN.

☐	☐	☐
FOR	AGAINST	ABSTAIN

3.	TO VOTE ON THE COMPANY'S PROPOSAL TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS.

☐	☐	☐
FOR	AGAINST	ABSTAIN

4.	TO VOTE ON THE COMPANY'S PROPOSAL TO APPROVE THE CLIFFS NATURAL RESOURCES INC. AMENDED AND RESTATED 2012 INCENTIVE EQUITY PLAN.

☐	☐	☐
FOR	AGAINST	ABSTAIN

5.	TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2014.

☐	☐	☐
FOR	AGAINST	ABSTAIN

CUMULATIVE VOTING INSTRUCTIONS: Provide below any instructions with respect to how the undersigned's shares should be cumulatively voted at the Annual Meeting, including the number of shares of Common Stock and/or Depositary Shares to be voted for any particular Nominee and/or the name of any Nominee with respect to whom the undersigned is withholding authority to cumulate votes, as applicable. Unless indicated to the contrary in the space provided below, all cumulative votes of such shareholder will be distributed among the remaining Nominees at the discretion of the proxy holders named herein.

IN ORDER FOR YOUR PROXY TO BE VALID, IT MUST BE DATED.

Date:	2014

Signature

Signature (if held jointly)

Title(s):

Please sign exactly as name appears on stock certificates or on label affixed hereto. When shares of Common Stock and/or Depositary Shares are held by joint tenants, both should sign. In case of joint owners, EACH joint owner should sign. When signing as attorney, executor, administrator, trustee, guardian, corporate officer, etc., give full title as such.

PLEASE SIGN, DATE AND MAIL YOUR PROXY PROMPTLY IN THE POSTAGE-PAID ENVELOPE ENCLOSED.